Exhibit 99.1

INSTRUCTURE ANNOUNCES EXPIRATION OF “GO-SHOP” PERIOD

Following Extensive Outreach, No Alternative Acquisition Proposals Emerged

Concludes Deliberate, Methodical Strategic Review and Transaction Process, including Engagement with 55 Parties

Shareholder Vote on Thoma Bravo Transaction to be Held on February 13, 2020

SALT LAKE CITY – JANUARY 9, 2020 – Instructure (NYSE: INST) today announced the expiration of the 35-day “go-shop” period pursuant to its previously announced definitive merger agreement with Thoma Bravo, LLC. During this period, which commenced on December 4, 2019 and expired at 11:59 p.m. Pacific Time on January 8, 2020, Instructure and its advisors actively solicited alternative acquisition proposals from third parties. To date, no party has submitted an alternative proposal to acquire Instructure.

At the direction of Instructure’s Board of Directors, representatives of J.P. Morgan, Instructure’s financial advisor, broadly solicited and contacted third parties that Instructure and J.P. Morgan believed might be interested in a possible alternative transaction, approaching a total of 24 potential buyers during the go-shop period to determine their interest in exploring a potential transaction with Instructure, including 9 parties with whom Instructure had discussed a potential strategic transaction prior to the execution of the merger agreement. Instructure and its financial advisor engaged with a total of 55 parties regarding a possible transaction.

While the Company has concluded the comprehensive “go-shop” process, under the terms of the merger agreement with Thoma Bravo that was negotiated by the Board, any party may still submit a superior proposal for consideration until the closing of this transaction. Under the terms of the agreement, Instructure has a customary “no-shop” provision that limits its and its representatives’ ability to solicit alternative acquisition proposals from third parties or to provide them with confidential information.

The transaction with Thoma Bravo is not subject to a financing condition and is expected to close in the first quarter, subject to the satisfaction of customary closing conditions, including foreign regulatory approvals and approval by the holders of a majority of the outstanding shares of common stock of Instructure.

Stockholders are encouraged to review the updated definitive proxy statement, which was filed with the Securities and Exchange Commission on January 7, 2020. At the Special Meeting of Stockholders, which is scheduled to be held on February 13, 2020, shareholders of record as of the close of business on January 8, 2020 will have the opportunity to vote on the proposed transaction with Thoma Bravo, which the Board believes provides significant, compelling and certain value to all Instructure shareholders.

ABOUT INSTRUCTURE

Instructure helps people grow from the first day of school to the last day of work. More than 30 million people use the Canvas Learning Management Platform for schools and the Bridge Employee Development Platform for businesses. More information at www.instructure.com.

Additional Information and Where to Find It

Instructure filed with the Securities and Exchange Commission (the “SEC”) a revised definitive proxy statement on Schedule 14A on January 7, 2020 (the “proxy statement”), as well as other relevant documents concerning the proposed transaction. The proxy statement contains important information about the proposed merger and related matters. Investors and security holders of Instructure are urged to carefully read the entire proxy statement because it contains important information about the proposed transactions. A definitive proxy statement will be sent to the stockholders of Instructure seeking any required stockholder approvals.

Investors and security holders of Instructure will be able to obtain a free copy of the proxy statement, as well as other relevant filings containing information about Instructure and the proposed transactions, including materials that will be incorporated by reference into the proxy statement, without charge, at the SEC’s website (http://www.sec.gov) or from Instructure by contacting Instructure’s Investor Relations at (866) 574-3127, by email at Investors@instructure.com, or by going to Instructure’s Investor Relations page on its website at https://ir.instructure.com/overview/default.aspx and clicking on the link titled “SEC Filings.”

Participants in the Solicitation

Instructure and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information regarding the interests of Instructure’s directors and executive officers and their ownership of Instructure common stock is set forth in Instructure’s annual report on Form 10-K filed with the SEC on February 20, 2019 and Instructure’s proxy statement on Schedule 14A filed with the SEC on April 8, 2019. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests in the proposed merger, by security holdings or otherwise, are contained in the proxy statement and other relevant materials to be filed with the SEC in connection with the proposed merger. Free copies of these documents may be obtained, without charge, from the SEC or Instructure as described in the preceding paragraph.

Notice Regarding Forward-Looking Statements

This communication contains forward-looking information related to the Company and the acquisition of the Company. Forward-looking statements in this release include, among other things, statements about the potential benefits of the proposed transaction, Instructure’s plans, objectives, expectations and intentions, the financial condition, results of operations and business of Instructure, and the anticipated timing of closing of the proposed transaction. Risks and uncertainties include, among other things, risks related to the ability of Instructure to consummate the proposed transaction on a timely basis or at all, including due to complexities resulting from the adoption of new accounting pronouncements and associated system implementations; the satisfaction of the conditions precedent to consummation of the proposed transaction; Instructure’s ability to secure regulatory approvals on the terms expected in a timely manner or at all; disruption from the transaction making it more difficult to maintain business and operational relationships; the negative side effects of the announcement or the consummation of the proposed transaction on the market price of Instructure’s common stock or on Instructure’s operating results; significant transaction costs; unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed transaction; competitive factors, including competitive responses to the transaction and changes in the competitive environment, pricing changes, sales cycle time and increased competition; customer demand for Instructure’s products; new application introductions and Instructure’s ability to develop and deliver innovative applications and features; Instructure’s ability to provide high-quality service and support offerings; Instructure’s ability to build and expand its sales efforts; regulatory requirements or developments; changes in capital resource requirements; and other business effects, including the effects of industry, market, economic, political or regulatory conditions; future exchange and interest rates; changes in tax and other laws, regulations, rates and policies; and future business combinations or disposals.

Further information on these and other risk and uncertainties relating to Instructure can be found in its reports on Forms 10-K, 10-Q and 8-K and in other filings Instructure makes with the SEC from time to time and available at www.sec.gov. These documents are available under the SEC filings heading of the Investors section of Instructure’s website at https://ir.instructure.com/overview/default.aspx.

The forward-looking statements included in this communication are made only as of the date hereof. Instructure assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

CONTACTS:

Instructure Investor Relations 866-574-3127, Investors@instructure.com

Instructure Media Contact

Cory Edwards, 801-869-5258, cory@instructure.com

or

Kekst CNC

Kimberly Kriger / Ross Lovern, 212-521-4800

kimberly.kriger@kekstcnc.com / ross.lovern@kekstcnc.com